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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)               JUNE 12, 2000
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                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




          PENNSYLVANIA                    1-3551               25-0464690
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  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)              File Number)        Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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            (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code        (412) 553-5700
                                                   ----------------------------



                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.   Other Events


          o On May 12, 2000, Equitable Resources, Inc. announced the appointment of James M. Funk as President of Equitable Production, the firm's Appalachian natural gas unit.



ITEM 7.   Financial Statements and Exhibits

     (c) Equitable Resources, Inc. press release announcing an executive appointment is filed as Exhibit 99 to this report.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  EQUITABLE RESOURCES, INC.
                                             ----------------------------------
                                                        (Registrant)




                                          By      /s/ David L. Porges
                                            -----------------------------------
                                                      David L. Porges
                                               Executive Vice President and
                                                  Chief Financial Officer




     June 12, 2000
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                                  EXHIBIT INDEX



Exhibit No.                  Document Description                         Sequential Page No.
-----------      --------------------------------------------------       -------------------
99               Press release issued by Equitable Resources, Inc.,                 4
                 announcing certain executive appointment.




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